Exhibit 99.3

KPSN & Associates LLP Chartered Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Teyame AI LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Datono Mediacion, S.L., a company incorporated in Spain (the Company) as of December 31, 2025, and the related statement of operations, changes in stockholders’ equity, and cash flow for the year ended December 31, 2025, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for year ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

KPSN & Associates LLP Chartered Accountants

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.

We determined that there are no critical audit matters.

/s/ KPSN & Associates LLP

We have served as the Company’s auditor since 2025.

Chennai, India.

March 31, 2026

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

DATONO MEDIACION, SL

Condensed Balance Sheets

Particulars	Notes	As at December 31, 2025	As at December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	4	$173	$163
Accounts receivable	5	772,732	734,230
Due from affiliates	6	-	412,629
Other current assets	7	27,446	19,929
Total current assets		800,351	1,166,951

Investments	8	3,023,134	2,676,838
Intangible Assets, net	9	749,146	469,587

Total assets		$4,572,631	$4,313,376

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	10	$740,668	$79,659
Due to affiliates	6	185,431	-
Short term borrowing	11	2,200,580	1,676,276
Other current liabilities	12	385,322	395,410
Total current liabilities		3,512,001	2,151,345

Long-term debt	13	-	1,282,563
Deferred tax liability	14	24,243	21,466

Total liabilities		3,536,244	3,455,374

Stockholders’ equity
Common stock, par value $1.07; 3,006 shares issued and outstanding as of December 31, 2025, and December 31, 2024, respectively.	15	3,206	3,206
Retained earnings	16	965,279	884,235
Accumulated Other Comprehensive Income / (Deficit)	17	67,902	(29,439)
Total stockholders’ equity		1,036,387	858,002

Total liabilities and stockholders’ equity		4,572,631	$4,313,376

The accompanying notes are an integral part of these financial statements.

DATONO MEDIACION, SL

Condensed Statement of Operations

		Year ended	Year ended
Particulars	Notes	December 31, 2025	December 31, 2024

Net revenue	18	$13,762,870	$13,034,611

Cost of revenue (exclusive of depreciation and amortization shown separately below)	19	11,646,910	11,239,638

Operating expenses	20
Selling, general and administrative expense		1,246,761	1,053,768
Depreciation and amortization		170,345	-
Total operating expenses		1,417,106	1,053,768

Profit from operations		698,854	741,205

Other income	21	28,492	-
Interest expense	22	(114,418)	(167,380)
Profit before income taxes		612,928	573,825

Income tax	14	147,492	124,294
Income tax expense		147,492	124,294

Net profit		$465,436	$449,531

Net income per common share—basic & Diluted	23	$154.84	$149.54

Weighted average shares outstanding used in per common share computations:
Basic & Diluted		3,006	3,006

The accompanying notes are an integral part of these financial statements.

DATONO MEDIACION, SL

Statement of Cash Flows

Particulars	Year ended December 31, 2025	Year ended December 31, 2024
Cash flows from operating activities
Net profit	$465,436	$449,531
Adjustment to reconcile net income / (loss) to net cash provided by (used in) operating activities	(287,051)	(177,167)
Depreciation and amortization	170,345	-
Changes in operating assets and liabilities:
(Increase) / decrease in Current Assets
Accounts receivable	(38,502)	1,270,307
Due from affiliates	412,629	(33,685)
Other current assets	(7,517)	15,022
Increase / (decrease) in Current Liabilities
Accounts payable	661,009	(722,291)
Due to affiliates	185,431	-
Other current liabilities	(157,580)	(264,612)
Net cash provided by / (used in) operating activities	1,404,200	537,105

Interest expense	114,418	167,380
Income tax expense	147,492	124,294
Net cash provided by operating activities	1,666,110	828,779

Cash flows from investing activities
Intangible assets, net	(279,559)	(469,587)
Investments	(516,641)	167,223
Net cash provided by / (used in) investing activities	(796,200)	(302,364)

Cash flows from financing activities
Short term borrowing	524,304	(23,815)
Long term debt	(1,396,981)	(501,752)
Other long-term liabilities	2,777	(1,341)
Net cash provided by / (used in) financing activities	(869,900)	(526,908)

Net increase / (decrease) in cash and cash equivalents	10	(493)

Cash and cash equivalents
Cash and cash equivalents at the beginning of the period	163	656
Cash and cash equivalents at the end of the period	$173	$163

The accompanying notes are an integral part of these financial statements

DATONO MEDIACION, SL

Statement of Changes in Stockholders’ Equity

				Accumulated	Amount in $
	Common Stock		Retained	Other Comprehensive	Total Stockholders
	Shares	Amount	Earnings	Income (Loss)	Equity/(Deficit)
Balance as at December 31, 2023	3,006	$3,206	$568,856	$13,576	$585,638
Net profit	-	-	449,531	-	449,531
Dividends	-	-	(127,992)	-	(127,992)
Adjustments	-	-	(6,160)	(43,015)	(49,175)
Balance as at December 31, 2024	3,006	3,206	884,235	(29,439)	858,002
Net profit	-	-	465,436	-	465,436
Dividends	-	-	-	-	-
Adjustments	-	-	(384,392)	97,341	(287,051)
Balance as at December 31, 2025	3,006	$3,206	$965,279	$67,902	$1,036,387

The accompanying notes are an integral part of these financial statements

DATONO MEDIACION, SL

NOTES TO THE FINANCIAL STATEMENTS

1	Organization Introduction

Datono Mediacion, S.L. (“the Company”) is a Spanish limited liability company incorporated in Madrid, Spain, on March 11, 2016. The Company’s principal activity is the provision of mediation and business management services to clients across Spain, with a special focus on supporting the resolution of commercial disputes and facilitating business transactions. The authorized share capital of the Company is €3,006, divided into 3,006 shares of €1 each, which are fully subscribed and paid. The registered office of Datono Mediacion, S.L. is located in Madrid, and the Company is governed by a sole administrator in accordance with its corporate bylaws.

Our Services:

The Company is an authorized insurance mediation business that provides technology-enabled call center and sales support services, primarily in connection with insurance-related products and campaigns. The Company’s operating model focuses on lead generation, customer acquisition, commercial outreach, and campaign management through integrated customer engagement workflows.

The Company supports multi-channel sales and service operations, including the management of cold lists, CRM integration, and real-time campaign monitoring. Its operating structure is designed to facilitate efficient sales funnel management and scalable customer engagement across insurance and related commercial campaigns.

2	Basis of Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company’s functional currency is the euro (EUR), while its reporting currency for these financial statements is United States dollars (USD). Assets and liabilities denominated in euros have been translated into US dollars using exchange rates prevailing at the balance sheet date, and income and expense items were converted at average exchange rates for the reporting period. The preparation of financial statements in conformity with US GAAP requires management to make judgments, estimates, and assumptions that affect the reported amounts of assets, liabilities, income, and expenses. Actual results may differ from those estimates.

3	Summary of Significant Accounting Policies

3.1	Basis of Accounting:

The financial statements of Datono Mediacion, S.L. are prepared using the accrual basis of accounting, in line with US GAAP requirements. This approach ensures that revenues are recognized when earned and expenses are recorded when incurred, regardless of when cash transactions actually take place. The accrual method aims to accurately reflect the timing of the Company’s economic activities, offering stakeholders a comprehensive view of financial performance and position.

3.2	Foreign Currency Translation

The functional currency of Datono Mediacion, S.L. is the euro (EUR), which reflects the primary economic environment in which the Company operates. For external reporting purposes, the financial statements are presented in United States dollars (USD). Assets and liabilities denominated in euros are translated into USD using exchange rates at the balance sheet date, while revenues and expenses are translated at average exchange rates prevailing throughout the year. Translational differences, if material, are recognized as a component of other comprehensive income or loss.

3.3	Revenue Recognition

Revenue is recognized in accordance with US GAAP guidance (ASC 606), when it is probable that economic benefits will flow to the Company and the amount of revenue can be reliably measured. Revenue is recognized when persuasive evidence of an arrangement exists, delivery of goods or services has occurred, the price is fixed or determinable, and it is reasonably assured that collection will occur. This policy reflects the Company’s adherence to the principle of recognizing revenue upon the transfer of control to the customer.

3.4	Cash and Cash Equivalents

Cash and cash equivalents include all cash on hand, deposits held at call with banks, and other highly liquid investments with original maturities of three months or less from the date of acquisition. These balances are measured at nominal value and are subject to an annual review for impairment.

3.5	Accounts Receivable

Accounts receivable are stated at their original invoiced amount, less any allowances for doubtful receivables. Allowances are established based on a combination of specific review of outstanding balances, historical collection experience, and prevailing economic conditions. Receivables are written down and impairment losses recognized if collection is no longer considered probable.

3.6	Property, Plant, and Equipment

Property, plant, and equipment (“PPE”) are recorded at cost less accumulated depreciation and any identified impairment losses. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which generally range from 3 to 10 years, depending on the asset class. The residual values and useful lives are reviewed annually and adjusted if appropriate.

3.7	Intangible Assets

Intangible assets are initially measured at cost and subsequently amortized on a straight-line basis over their estimated useful lives, typically ranging between 3 and 10 years. The carrying amount of intangible assets is reviewed annually for impairment, or more frequently if events or changes in circumstances indicate a potential decline in value. Impairment losses, if recognized, are stated in the period identified.

3.8	Leases

Leases are accounted for in accordance with applicable US GAAP guidance. At lease commencement, right-of-use assets and corresponding lease liabilities are recognized, measured initially at the present value of future lease payments. Right-of-use assets are amortized over the lesser of the lease term or the useful life of the asset. Lease liabilities are subsequently measured using the effective interest method.

3.9	Income Taxes

Deferred tax assets and liabilities are recognized based on the future tax effects attributable to temporary differences between the carrying amounts of assets and liabilities in the financial statements and their corresponding tax bases. Deferred taxes are measured using enacted tax rates expected to apply when the temporary differences reverse. The Company records tax positions in the financial statements only when it is more likely than not that the position will be sustained upon examination.

3.10	Use of Estimates

The preparation of financial statements requires management to make estimates and judgments that influence the reported amounts of assets, liabilities, revenue, expenses, and related disclosures. Significant areas of judgment include valuation of receivables, depreciation and amortization periods, impairment assessments, and the recognition of deferred taxes. Actual results could differ from those estimates, and such differences may be material to the financial statements.

4	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and balances with banks. The Company maintains its cash balances with financial institutions.

Particulars	As at December 31, 2025	As at December 31, 2024
Cash in hand	$83	$73
Cash at bank	91	90
Total	$173	$163

5	Accounts Receivable

Accounts receivable are stated net of an allowance for doubtful accounts, which is based on historical collection experience and management’s assessment. The aging schedule classifies receivables by the length of time they have been outstanding. Significant overdue balances are reviewed regularly and provisions made for estimated uncollectible amounts.

Accounts Receivable consists of the following:

Particulars	As at December 31, 2025	As at December 31, 2024
Accounts receivable (gross)	$772,732	$734,230
Less: Allowance for doubtful accounts	-	-
Total	$772,732	$734,230

6	Related Parties

Transactions and balances with related parties, including subsidiaries, affiliates, and key management personnel, are disclosed in accordance with US GAAP. The schedule includes receivables, payables, sales, purchases, and other transactions.

Due from affiliates:

Particulars	As at December 31, 2024
Ivan Montero Rebato	$-
Marisa Sanchez Fernandez	-
Long-term debt with Teyamé 360	(72,338)
Mimonkey Mobile Current Account	161,974
Teyame Exclusive Current Account	132,604
Teyame Collaborator Current Account	50,188
Teyame Direct Current Account	1,612
CH109 Loan	138,589
Total	$412,629

Due to affiliates:

Particulars	As at December 31, 2025
Ivan Montero Rebato	$-
Marisa Sanchez Fernandez	-
Long-term debt with Teyamé 360	787,906
Mimonkey Mobile Current Account	(183,622)
Teyame Exclusive Current Account	(150,617)
Teyame Collaborator Current Account	(57,539)
Teyame Direct Current Account	(2,555)
CH109 Loan	(208,143)
Total	$185,431

7	Other current assets

Other current assets consist of short-term assets expected to be realized within one year and primarily include and short term credits, deposits and investments. These balances are carried at cost and reviewed for recoverability at each reporting date.

Particulars	As at December 31, 2025	As at December 31, 2024
Other credits with Public Administrations	$2,050	$3,636
Restricted deposits and legal guarantees	14,140	6,326
Investments in group companies and associates	11,256	9,967
Total	$27,446	$19,929

8	Investments

Investments represent equity instruments held by the Company. Such investments are accounted for in accordance with US GAAP. The investments are measured at fair value as of each reporting date. Equity method investments are adjusted for the Company’s share of investees’ earnings or losses. The schedule details significant investments, carrying amounts, and income recognition.

Particulars	As at December 31, 2025	As at December 31, 2024
Long - term Participations in Teyamé	$3,023,134	$2,676,838

9	Intangible Assets

Intangible assets are stated at cost less accumulated amortization and any impairment losses. Amortization is computed on a straight-line basis over the estimated useful lives of the assets, which generally range from 3 to 10 years, depending on the nature of the asset. Intangible assets with indefinite lives are not amortized but tested annually for impairment.

Expenditures that extend or enhance the life of intangible assets are capitalized, while costs related to ongoing maintenance are expensed as incurred. The major classes of intangible assets consists of development costs.

Intangible assets consist of the following:

	December 31, 2025				December 31, 2024
	Weighted average Remaining Useful life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Research and Development Expenses	3	$1,191,799	$442,653	$749,146	$747,495	$277,908	$469,587
		$1,191,799	$442,653	$749,146	$747,495	$277,908	$469,587

Nature of Intangibles	Useful Life
Research and Development Expenses	3 years

10	Accounts Payable

Accounts payable represent obligations to vendors and suppliers incurred in the normal course of business. The schedule provides details of payables by vendor type or age classification as applicable. No material related party payables are included in accounts payable.

Particulars	As at December 31, 2025	As at December 31, 2024
Trade Payables	$106,660	$74,335
Personnel (remunerations pending payment)	634,007	5,323
Total	$740,667	$79,658

11	Short-Term borrowings

Short-term borrowings consist of obligations with original maturities of less than one year and are recorded at the principal amount outstanding plus accrued interest. Interest expense incurred on these borrowings is included in interest expense in the accompanying statement of operations.

Short-term borrowings increased significantly during the year ended December 31, 2025 compared to the prior year, primarily due to the reclassification of certain long-term borrowings due within one year from the reporting date.

Particulars	As at December 31, 2025	As at December 31, 2024
Debts with group companies and associates	$7,211	$6,983
Debts with credit institutions	2,193,369	1,669,293
Total	$2,200,580	$1,676,276

12	Other current liabilities

Other current liabilities represent debts and liabilities expected to be settled within one year and are recognized at the amount expected to be paid.

Particulars	As at December 31, 2025	As at December 31, 2024
Other debts with Public Administrations	$266,366	$298,115
Current tax liabilities	118,956	97,294
Total	$385,322	$395,410

13	Long-Term Debt

Long-term debt consists primarily of bank loans and other financing arrangements, which are initially recorded at the proceeds received, net of transaction costs. Subsequently, these liabilities are measured at amortized cost using the effective interest method. Interest expense is recognized over the term of the debt based on the effective interest rate.

The terms and conditions of the long-term borrowings, including maturity dates, interest rates, collateral, and any covenants, are disclosed for each significant debt instrument.

During the year ended December 31, 2025, a significant portion of the Company’s long-term borrowings was repaid, and the remaining borrowings were reclassified as short-term as they are maturing within one year from the reporting date. Accordingly, no long-term borrowings remained outstanding as of December 31, 2025.

Particulars	As at December 31, 2025	As at December 31, 2024
Bankinter ICO Loan 200,000	$-	$23,681
Bbva ICO Loan 300,000	32,124	111,001
Caixabank ICO Loan 300,000	-	34,630
B.Santander ICO 100,000 Loan	-	14,416
Bankia ICO Loan 400,000	-	47,102
Deutsche ICO Loan 350,000	81,538	147,918
Long-Term Bank Debts	(113,662)	903,815
Total	$(0)	$1,282,563

14	Income Taxes

Income tax expense includes current and deferred taxes, calculated based on enacted tax laws. Deferred taxes arise from temporary differences between book and tax bases of assets and liabilities. The schedule includes deferred tax assets and liabilities with explanations of valuation allowances if applicable.

Particulars	As at December 31, 2025	As at December 31, 2024
Deferred tax liability	$24,243	$21,466
Income tax	$147,492	$124,294

15	Share capital

The Company’s authorized share capital consists of 3,006 common shares with a par value of $1.07 per share. As of December 31, 2025 and 2024, all authorized shares were issued, fully subscribed, and outstanding.

16	Retained earnings

Retained earnings represent the cumulative net income (loss) of the Company, including the profit or loss for the current period, reserves, and dividend advance accounts. Changes in retained earnings during the periods presented are primarily attributable to profit or loss for the period and movements in dividend advance accounts.

Particulars	As at December 31, 2025	As at December 31, 2024
Legal Reserve	$641	$641
Voluntary Reserves	485,199	441,391
Leveling Reserve 2021	32,509	32,509
Leveling Reserve 2023	55,646	55,646
Leveling Reserve 2022	32,509	32,509
Dividend Advance Account IMR	(53,330)	(63,996)
Dividend Advance Account MSF	(53,330)	(63,996)
Profit / (Loss) for the current period	465,436	449,531
Total	$965,279	$884,235

17	Accumulated Other Comprehensive Income / (Deficit)

Accumulated other comprehensive loss consists of foreign currency translation adjustments arising from the conversion from functional currency (Euro) to the reporting currency (U.S. Dollar). These adjustments are recorded in other comprehensive income (loss) in accordance with ASC 830 and are included as a separate component of shareholders’ equity. As of December 31, 2025 and 2024, accumulated other comprehensive loss amounted to $67,030 and $(29,439), respectively.

18	Revenue Recognition

Revenues are recognized when control of promised products or services transfers to the customer, in an amount that reflects the consideration expected in exchange, consistent with ASC 606. Performance obligations, transaction price, timing, and measurement of revenue are analyzed. The schedule breaks down revenue by major sources or contract types as applicable. The Net Revenue for the years ended 31 December, 2025 and 2024 are $1,37,62,870 and $1,30,34,611 respectively.

19	Cost of Revenue

Cost of revenue consists of direct costs associated with the delivery of services during the period, including personnel and other service-related expenses. Such costs are recognized in the period in which the related services are rendered in accordance with U.S. GAAP. The cost of revenue incurred for the years ended 31 December, 2025 and 2024 are $1,16,46,910 and $1,12,39,638 respectively.

20	Operating Expenses

Operating expenses consist of selling, general, and administrative expenses. The schedule disaggregates major categories such as salaries, marketing, rent, depreciation, and professional fees. Expense recognition follows the matching principle. During the prior year, the Company recognized certain immaterial losses arising in the course of operations, which were presented within operating results as part of other operating income (expense) in the accompanying income statement.

Particulars	As at December 31, 2025	As at December 31, 2024
Selling, general & administrative expenses	$1,246,761	$1,053,768
Depreciation and amortization	170,345	-
Total	$1,417,106	$1,053,768

21	Other Income

Other income consists of income and expenses arising from activities not directly related to the Company’s primary operations and primarily includes other financial income. Such amounts are recognized in the period in which they are earned or incurred in accordance with applicable U.S. GAAP. Other income for the year ended December 31, 2025 amounted to $28,492, while no other income was recognized for the year ended December 31, 2024.

22	Interest expense

Interest expense consists of interest incurred on the Company’s borrowings and other financing arrangements. Interest expense primarily includes interest on debts with group and associated companies and debts with third parties. Interest is recognized using the effective interest method over the term of the underlying obligations. The interest expense for the years ended December 31, 2025 and 2024 are $(1,14,418) and $(1,67,380) respectively.

23	Net income per share

The Company presents basic and diluted earnings per share (“EPS”) data for its common stock which is calculated by dividing the net income attributable to stockholders of the Company by the weighted average number of shares of common stock outstanding during the period.

The following table presents the computation of basic and diluted net income per share:

Particulars	As at December 31, 2025	As at December 31, 2024
A. Net profit	$465,436	$449,531
B. Weighted average number of shares outstanding	3,006	3,006
C. Net income per share (A/B)	$155	$150

24	Commitments and Contingencies

At each reporting date, the Company reviews and discloses any significant outstanding commitments and contingent liabilities. This includes contractual obligations, guarantees, pending litigation or arbitration, regulatory matters, and other exposures that may materially affect the Company’s financial position or performance. The status, potential financial impact, and management’s assessment of each material item are presented in the notes as appropriate.

25	Subsequent Events

Management considers events occurring between the balance sheet date and the date on which the financial statements are authorized for issue. Any event that has a significant effect on the Company’s financial position, results of operations, or cash flows is disclosed in the notes, including both adjusting and non-adjusting events, in line with US GAAP requirements.

On January 29, 2026, Datono Mediación S.L. was included in a Share Purchase Agreement whereby 100% of its equity (3,006 shares) is to be sold to Teyame AI LLC (assignable to Healthcare Triangle, Inc.) as part of the Teyame 360, S.L. transaction.

This transaction represents a non-adjusting subsequent event and, accordingly, no adjustments have been made to the financial statements for the year ended December 31, 2025. Management has determined that there is no impact on the carrying value of the Company’s assets and liabilities as a result of this transaction. The transaction remains subject to customary closing conditions.

26	Recent and Upcoming Accounting Standards

The Company evaluates changes in financial reporting requirements and updates its accounting policies for new or amended standards as issued by the Financial Accounting Standards Board (FASB). Recently adopted standards that have a material impact, as well as new pronouncements not yet effective, are described in the notes, summarizing the anticipated impact on future financial statements.

KPSN & Associates LLP Chartered Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Teyame AI LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Datono Mediacion, S.L., a company incorporated in Spain (the Company) as of December 31, 2024, and the related statement of operations, changes in stockholders’ equity, and cash flow for the year ended December 31, 2024, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for year ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

KPSN & Associates LLP Chartered Accountants

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.

We determined that there are no critical audit matters.

/s/ KPSN & Associates LLP

We have served as the Company’s auditor since 2025.

Chennai, India.

March 31, 2026

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

DATONO MEDIACION, SL

Condensed Balance Sheets

		As at	As at
Particulars	Notes	December 31, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	4	$163	$656
Accounts receivable	5	734,230	2,004,537
Due from affiliates	6	412,629	378,944
Other current assets	7	19,929	34,951
Total current assets		1,166,951	2,419,088

Investments	8	2,676,838	2,844,060
Intangible Assets, net	9	469,587	-

Total assets		$4,313,376	$5,263,148

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	10	$79,659	$801,950
Short term borrowing	11	1,676,276	1,700,091
Other current liabilities	12	395,410	535,727
Total current liabilities		2,151,345	3,037,768

Long-term debt	13	1,282,563	1,616,935
Deferred tax liability	14	21,466	22,807

Total liabilities		3,455,374	4,677,510

Stockholders’ equity
Common stock, par value $1.07; 3,006 shares issued and outstanding as of December 31, 2024, and December 31, 2023, respectively.	15	3,206	3,206
Retained earnings	16	884,235	568,856
Accumulated Other Comprehensive Income / (Deficit)	17	(29,439)	13,576
Total stockholders’ equity		858,002	585,638

Total liabilities and stockholders’ equity		$4,313,376	$5,263,148

The accompanying notes are an integral part of these financial statements.

DATONO MEDIACION, SL

Condensed Statement of Operations

		Year ended	Year ended
Particulars	Notes	December 31, 2024	December 31, 2023
Net revenue	18	$13,034,611	$10,485,269

Cost of revenue (exclusive of depreciation and amortization shown separately below)	19	11,239,638	8,881,572

Operating expenses	20
Selling, general and administrative expense		1,053,768	880,657
Total operating expenses		1,053,768	880,657

Profit from operations		741,205	723,040

Other income	21	-	598
Interest expense	22	(167,380)	(152,395)
Profit before income taxes		573,825	571,243

Income tax	14	124,294	137,077
Deferred income tax	14	-	4,060
Income tax expense		124,294	141,137

Net profit		$449,531	$430,106

Net income per common share—basic & Diluted	23	$149.54	$143.08

Weighted average shares outstanding used in per common share computations:
Basic & Diluted		3,006	3,006

The accompanying notes are an integral part of these financial statements.

DATONO MEDIACION, SL

Statement of Cash Flows

Particulars	Year ended December 31, 2024	Year ended December 31, 2023
Cash flows from operating activities
Net profit	$449,531	$430,106
Adjustment to reconcile net income / (loss) to net cash provided by (used in) operating activities	(177,167)	(93,085)
Changes in operating assets and liabilities:
(Increase) / decrease in Current Assets
Accounts receivable	1,270,307	(1,045,095)
Due from affiliates	(33,685)	(119,561)
Other current assets	15,022	(10,125)
Increase / (decrease) in Current Liabilities
Accounts payable	(722,291)	779,480
Other current liabilities	(264,612)	96,169
Net cash provided by / (used in) operating activities	537,105	37,889

Interest expense	167,380	152,395
Income tax expense	124,294	141,137
Net cash provided by operating activities	828,779	331,421

Cash flows from investing activities
Intangible assets, net	(469,587)	-
Investments	167,223	(95,850)
Net cash provided by / (used in) investing activities	(302,364)	(95,850)

Cash flows from financing activities
Short term borrowing	(23,815)	(705,558)
Long term debt	(501,752)	465,797
Other long-term liabilities	(1,341)	4,770
Net cash provided by / (used in) financing activities	(526,908)	(234,991)

Net increase / (decrease) in cash and cash equivalents	(493)	580

Cash and cash equivalents
Cash and cash equivalents at the beginning of the period	656	76
Cash and cash equivalents at the end of the period	$163	$656

The accompanying notes are an integral part of these financial statements

DATONO MEDIACION, SL

Statement of Changes in Stockholders’ Equity

				Accumulated	Amount in $
	Common Stock		Retained	Other Comprehensive	Total Stockholders’
	Shares	Amount	Earnings	Income (Loss)	Equity/(Deficit)
Balance as at December 31, 2022	3,006	$3,206	$244,017	$1,394	$248,617
Net profit	-	-	430,106	-	430,106
Dividends	-	-	(106,660)	-	(106,660)
Adjustments	-	-	1,393	12,182	13,575
Balance as at December 31, 2023	3,006	3,206	568,856	13,576	585,638
Net profit	-	-	449,531	-	449,531
Dividends	-	-	(127,992)	-	(127,992)
Adjustments	-	-	(6,160)	(43,015)	(49,175)
Balance as at December 31, 2024	3,006	$3,206	$884,235	$(29,439)	$858,002

The accompanying notes are an integral part of these financial statements

DATONO MEDIACION, SL

NOTES TO THE FINANCIAL STATEMENTS

1	Organization Introduction

Datono Mediacion, S.L. (“the Company”) is a Spanish limited liability company incorporated in Madrid, Spain, on March 11, 2016. The Company’s principal activity is the provision of mediation and business management services to clients across Spain, with a special focus on supporting the resolution of commercial disputes and facilitating business transactions. The authorized share capital of the Company is €3,006, divided into 3,006 shares of €1 each, which are fully subscribed and paid. The registered office of Datono Mediacion, S.L. is located in Madrid, and the Company is governed by a sole administrator in accordance with its corporate bylaws.

Our Services:

The Company is an authorized insurance mediation business that provides technology-enabled call center and sales support services, primarily in connection with insurance-related products and campaigns. The Company’s operating model focuses on lead generation, customer acquisition, commercial outreach, and campaign management through integrated customer engagement workflows.

The Company supports multi-channel sales and service operations, including the management of cold lists, CRM integration, and real-time campaign monitoring. Its operating structure is designed to facilitate efficient sales funnel management and scalable customer engagement across insurance and related commercial campaigns.

2	Basis of Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company’s functional currency is the euro (EUR), while its reporting currency for these financial statements is United States dollars (USD). Assets and liabilities denominated in euros have been translated into US dollars using exchange rates prevailing at the balance sheet date, and income and expense items were converted at average exchange rates for the reporting period. The preparation of financial statements in conformity with US GAAP requires management to make judgments, estimates, and assumptions that affect the reported amounts of assets, liabilities, income, and expenses. Actual results may differ from those estimates.

3	Summary of Significant Accounting Policies

3.1	Basis of Accounting:

The financial statements of Datono Mediacion, S.L. are prepared using the accrual basis of accounting, in line with US GAAP requirements. This approach ensures that revenues are recognized when earned and expenses are recorded when incurred, regardless of when cash transactions actually take place. The accrual method aims to accurately reflect the timing of the Company’s economic activities, offering stakeholders a comprehensive view of financial performance and position.

3.2	Foreign Currency Translation

The functional currency of Datono Mediacion, S.L. is the euro (EUR), which reflects the primary economic environment in which the Company operates. For external reporting purposes, the financial statements are presented in United States dollars (USD). Assets and liabilities denominated in euros are translated into USD using exchange rates at the balance sheet date, while revenues and expenses are translated at average exchange rates prevailing throughout the year. Translational differences, if material, are recognized as a component of other comprehensive income or loss.

3.3	Revenue Recognition

Revenue is recognized in accordance with US GAAP guidance (ASC 606), when it is probable that economic benefits will flow to the Company and the amount of revenue can be reliably measured. Revenue is recognized when persuasive evidence of an arrangement exists, delivery of goods or services has occurred, the price is fixed or determinable, and it is reasonably assured that collection will occur. This policy reflects the Company’s adherence to the principle of recognizing revenue upon the transfer of control to the customer.

3.4	Cash and Cash Equivalents

Cash and cash equivalents include all cash on hand, deposits held at call with banks, and other highly liquid investments with original maturities of three months or less from the date of acquisition. These balances are measured at nominal value and are subject to an annual review for impairment.

3.5	Accounts Receivable

Accounts receivable are stated at their original invoiced amount, less any allowances for doubtful receivables. Allowances are established based on a combination of specific review of outstanding balances, historical collection experience, and prevailing economic conditions. Receivables are written down and impairment losses recognized if collection is no longer considered probable.

3.6	Property, Plant, and Equipment

Property, plant, and equipment (“PPE”) are recorded at cost less accumulated depreciation and any identified impairment losses. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which generally range from 3 to 10 years, depending on the asset class. The residual values and useful lives are reviewed annually and adjusted if appropriate.

3.7	Intangible Assets

Intangible assets are initially measured at cost and subsequently amortized on a straight-line basis over their estimated useful lives, typically ranging between 3 and 10 years. The carrying amount of intangible assets is reviewed annually for impairment, or more frequently if events or changes in circumstances indicate a potential decline in value. Impairment losses, if recognized, are stated in the period identified.

3.8	Leases

Leases are accounted for in accordance with applicable US GAAP guidance. At lease commencement, right-of-use assets and corresponding lease liabilities are recognized, measured initially at the present value of future lease payments. Right-of-use assets are amortized over the lesser of the lease term or the useful life of the asset. Lease liabilities are subsequently measured using the effective interest method.

3.9	Income Taxes

Deferred tax assets and liabilities are recognized based on the future tax effects attributable to temporary differences between the carrying amounts of assets and liabilities in the financial statements and their corresponding tax bases. Deferred taxes are measured using enacted tax rates expected to apply when the temporary differences reverse. The Company records tax positions in the financial statements only when it is more likely than not that the position will be sustained upon examination.

3.10	Use of Estimates

The preparation of financial statements requires management to make estimates and judgments that influence the reported amounts of assets, liabilities, revenue, expenses, and related disclosures. Significant areas of judgment include valuation of receivables, depreciation and amortization periods, impairment assessments, and the recognition of deferred taxes. Actual results could differ from those estimates, and such differences may be material to the financial statements.

4	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and balances with banks. The Company maintains its cash balances with financial institutions.

Particulars	As at December 31, 2024	As at December 31, 2023
Cash in hand	$73	$-
Cash at bank	90	656
Total	$163	$656

5	Accounts Receivable

Accounts receivable are stated net of an allowance for doubtful accounts, which is based on historical collection experience and management’s assessment. The aging schedule classifies receivables by the length of time they have been outstanding. Significant overdue balances are reviewed regularly and provisions made for estimated uncollectible amounts.

Accounts Receivable consists of the following:

Particulars	As at December 31, 2024	As at December 31, 2023
Accounts receivable (gross)	$734,230	$2,004,537
Less: Allowance for doubtful accounts	-	-
Total	$734,230	$2,004,537

6	Related Parties

Transactions and balances with related parties, including subsidiaries, affiliates, and key management personnel, are disclosed in accordance with US GAAP. The schedule includes receivables, payables, sales, purchases, and other transactions.

Particulars	As at December 31, 2024	As at December 31, 2023
Due from affiliates:
Loan CH109	$138,589	$-
Mimonkey Mobile Current Account	161,974	172,092
Teyame Exclusive Current Account	132,604	140,126
Teyame Current Account Collaborator	50,188	52,561
Teyame Direct Current Account	1,612	91,915
Long-term debt with Teyamé 360	(72,338)	(77,751)
Total	$412,629	$378,944

7	Other current assets

Other current assets consist of short-term assets expected to be realized within one year and primarily include and short term credits, deposits and investments. These balances are carried at cost and reviewed for recoverability at each reporting date.

Particulars	As at December 31, 2024	As at December 31, 2023
Other credits with Public Administrations	$3,636	$686
Restricted deposits and legal guarantees	6,326	23,674
Investments in group companies and associates	9,967	10,591
Total	$19,929	$34,951

8	Investments

Investments represent equity instruments held by the Company. Such investments are accounted for in accordance with US GAAP. The investments are measured at fair value as of each reporting date. Equity method investments are adjusted for the Company’s share of investees’ earnings or losses. The schedule details significant investments, carrying amounts, and income recognition.

Particulars	As at December 31, 2024	As at December 31, 2023
Investment in TEYAME 360 S.L.	$2,676,838	$2,844,060

9	Intangible Assets

Intangible assets are stated at cost less accumulated amortization and any impairment losses. Amortization is computed on a straight-line basis over the estimated useful lives of the assets, which generally range from 3 to 10 years, depending on the nature of the asset. Intangible assets with indefinite lives are not amortized but tested annually for impairment.

Expenditures that extend or enhance the life of intangible assets are capitalized, while costs related to ongoing maintenance are expensed as incurred. The major classes of intangible assets consists of development costs.

Intangible assets consist of the following:

	December 31, 2024				December 31, 2023
	Weighted average Remaining Useful life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Research and Development Expenses	3	$7,47,495	$2,77,908	$4,69,587	$2,95,270	$2,95,270	$-
		$7,47,495	$2,77,908	$4,69,587	$2,95,270	$2,95,270	$-

Nature of Intangibles	Useful Life
Research and Development Expenses	3 years

10	Accounts Payable

Accounts payable represent obligations to vendors and suppliers incurred in the normal course of business. The schedule provides details of payables by vendor type or age classification as applicable. No material related party payables are included in accounts payable.

Particulars	As at December 31, 2024	As at December 31, 2023
Trade Payables	$74,335	$796,107
Personnel (remunerations pending payment)	5,323	5,842
Total	$79,658	$801,950

11	Short-Term borrowings

Short-term borrowings consist of obligations with original maturities of less than one year and are recorded at the principal amount outstanding plus accrued interest. Interest expense incurred on these borrowings is included in interest expense in the accompanying statement of operations.

Particulars	As at December 31, 2024	As at December 31, 2023
Debts with group companies and associates	$6,983	$59,303
Debts with credit institutions	1,669,293	1,640,788
Total	$1,676,276	$1,700,091

12	Other current liabilities

Other current liabilities represent debts and liabilities expected to be settled within one year and are recognized at the amount expected to be paid.

Particulars	As at December 31, 2024	As at December 31, 2023
Other debts with Public Administrations	$298,115	$425,347
Dividend payable	-	110,380
Current tax liabilities	97,294	-
Total	$395,410	$535,727

13	Long-Term Debt

Long-term debt consists primarily of bank loans and other financing arrangements, which are initially recorded at the proceeds received, net of transaction costs. Subsequently, these liabilities are measured at amortized cost using the effective interest method. Interest expense is recognized over the term of the debt based on the effective interest rate.

The terms and conditions of the long-term borrowings, including maturity dates, interest rates, collateral, and any covenants, are disclosed for each significant debt instrument.

Particulars	As at December 31, 2024	As at December 31, 2023
Bankinter ICO Loan 200,000	$23,681	$99,534
Bbva ICO Loan 300,000	111,001	200,099
Caixabank ICO Loan 300,000	34,630	147,173
B.Santander ICO 100,000 Loan	14,416	51,560
Bankia ICO Loan 400,000	47,102	198,684
Deutsche ICO Loan 350,000	147,918	232,764
Long-Term Bank Debts	903,815	687,120
Total	$1,282,563	$1,616,935

14	Income Taxes

Income tax expense includes current and deferred taxes, calculated based on enacted tax laws. Deferred taxes arise from temporary differences between book and tax bases of assets and liabilities. The schedule includes deferred tax assets and liabilities with explanations of valuation allowances if applicable.

Particulars	As at December 31, 2024	As at December 31, 2023
Deferred tax liability	$21,466	$22,807
Income tax	$124,294	$137,077
Deferred income tax	$-	$4,060

15	Share capital

The Company’s authorized share capital consists of 3,006 common shares with a par value of $1.07 per share. As of December 31, 2024 and 2023, all authorized shares were issued, fully subscribed, and outstanding.

16	Retained earnings

Retained earnings represent the cumulative net income (loss) of the Company, including the profit or loss for the current period, reserves, and dividend advance accounts. Changes in retained earnings during the periods presented are primarily attributable to profit or loss for the period and movements in dividend advance accounts.

Particulars	As at December 31, 2024	As at December 31, 2023
Legal Reserve	$641	$641
Voluntary Reserves	441,391	105,600
Leveling Reserve 2021	32,509	32,509
Leveling Reserve 2023	55,646	-
Leveling Reserve 2022	32,509	-
Active dividend on account IMR	(63,996)	-
Active dividend on MSF account	(63,996)	-
Profit / (Loss) for the current period	449,531	430,106
Total	$884,235	$568,856

17	Accumulated Other Comprehensive Income / (Deficit)

Accumulated other comprehensive loss consists of foreign currency translation adjustments arising from the conversion from functional currency (Euro) to the reporting currency (U.S. Dollar). These adjustments are recorded in other comprehensive income (loss) in accordance with ASC 830 and are included as a separate component of shareholders’ equity. As of December 31, 2024 and 2023, accumulated other comprehensive loss amounted to $(29,439) and $13,576 respectively.

18	Revenue Recognition

Revenues are recognized when control of promised products or services transfers to the customer, in an amount that reflects the consideration expected in exchange, consistent with ASC 606. Performance obligations, transaction price, timing, and measurement of revenue are analyzed. The schedule breaks down revenue by major sources or contract types as applicable. The Net Revenue for the years ended 31 December, 2024 and 2023 are $1,30,34,611 and $1,04,85,269 respectively.

19	Cost of Revenue

Cost of revenue consists of direct costs associated with the delivery of services during the period, including personnel and other service-related expenses. Such costs are recognized in the period in which the related services are rendered in accordance with U.S. GAAP. The cost of revenue incurred for the years ended 31 December, 2024 and 2023 are $1,12,39,638 and $88,81,572 respectively.

20	Operating Expenses

Operating expenses consist of selling, general, and administrative expenses. The schedule disaggregates major categories such as salaries, marketing, rent, depreciation, and professional fees. Expense recognition follows the matching principle. During the prior year, the Company recognized certain immaterial losses arising in the course of operations, which were presented within operating results as part of other operating income (expense) in the accompanying income statement.

Particulars	As at December 31, 2024	As at December 31, 2023
Selling, general & administrative expenses	$1,053,768	$880,657
Total	$1,053,768	$880,657

21	Other Income

Other income consists of income and expenses arising from activities not directly related to the Company’s primary operations and primarily includes other financial income. Such amounts are recognized in the period in which they are earned or incurred in accordance with applicable U.S. GAAP. Other income for the year ended December 31, 2023 amounted to $598, while no other income was recognized for the year ended December 31, 2024.

22	Interest expense

Interest expense consists of interest incurred on the Company’s borrowings and other financing arrangements. Interest expense primarily includes interest on debts with group and associated companies and debts with third parties. Interest is recognized using the effective interest method over the term of the underlying obligations. The interest expense for the years ended December 31, 2024 and 2023 are $(1,67,380) and $(1,52,395) respectively.

23	Net income per share

The Company presents basic and diluted earnings per share (“EPS”) data for its common stock which is calculated by dividing the net income attributable to stockholders of the Company by the weighted average number of shares of common stock outstanding during the period.

The following table presents the computation of basic and diluted net income per share:

Particulars	As at December 31, 2024	As at December 31, 2023
A. Net profit	$449,531	$430,106
B. Weighted average number of shares outstanding	3,006	3,006
C. Net income per share (A/B)	$149.54	$143.08

24	Commitments and Contingencies

At each reporting date, the Company reviews and discloses any significant outstanding commitments and contingent liabilities. This includes contractual obligations, guarantees, pending litigation or arbitration, regulatory matters, and other exposures that may materially affect the Company’s financial position or performance. The status, potential financial impact, and management’s assessment of each material item are presented in the notes as appropriate.

25	Subsequent Events

Management considers events occurring between the balance sheet date and the date on which the financial statements are authorized for issue. Any event that has a significant effect on the Company’s financial position, results of operations, or cash flows is disclosed in the notes, including both adjusting and non-adjusting events, in line with US GAAP requirements.

26	Recent and Upcoming Accounting Standards

The Company evaluates changes in financial reporting requirements and updates its accounting policies for new or amended standards as issued by the Financial Accounting Standards Board (FASB). Recently adopted standards that have a material impact, as well as new pronouncements not yet effective, are described in the notes, summarizing the anticipated impact on future financial statements.